REVISED 7/23/96

                                                                    EXHIBIT 21.1


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
  Lee Servicing Company reports the following information pertaining to series
            1996-2 Sub Pool 2 for July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996

- --------------------------------------------------------------------------------
 1   Total Actual Principal Collections                         307,257.49
 2   Total Actual Interest Collections                           76,292.71
 3   Additional Proceeds                                              0.00
                                                                ----------
 4         Total Collections:                                   383,550.20

 5   Pre-Funding Account Transfer                                     0.00
 6   Interest Coverage Account Transfer                         228,468.49
                                                                ----------
          Additional Transfers:                                 228,468.49
                                                                ----------
 7        Aggregate Amount Received:                            612,018.69
     Monthly Advance
 8        Delinquent Interest                                   344,101.84
 9        Compensating Interest                                     695.97
10        Amounts Held for Future Distributions                       0.00
11        Supplemental Interest                                       0.00
                                                                ----------
12        Available Remittance Amount:                          956,816.50
13   Less:  Service Fees                                         22,251.53
14   Expense Account Deposit                                      2,042.32
15   Deposits/Withdrawals for Cross Collaterlization                  0.00
                                                                ----------
16        Adjusted Remittance Amount:                           932,522.65

     Remaining Amount Available:

17             Adjusted Remittance Amount                       932,522.65
18             Insured Payments                                       0.00
19             Insurance Account Deposit @ 13bp                   8,850.05
                the ending Class A  P-balance
20             Class Remittance Amounts                         923,672.60
21             Non-Recoverable Advances not
                previously reimbursed                                 0.00
                                                                ----------
22   Total Remaining Amount Available:                                0.00
                                                                ==========

     Amount of Reimbursements Pursuant to Sec. 5.04
23        Servicing Fee                                               0.00
24        Monthly Advances and Servicer Advances                      0.00
25        Other Mortgage Payments                                     0.00
26        Interest Earned on P&I Deposits                             0.00
27        Additional Servicing Compensation                           0.00
- --------------------------------------------------------------------------------

                                                                 REVISED 7/23/96
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

    In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
  Lee Servicing Company reports the following information pertaining to series
            1996-2 Sub Pool 2 for July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996

- --------------------------------------------------------------------------------


                                                                 Total          Class 2-A            Class R
                                                            -------------    -------------         -----------
28  Number of Loans                                                   441
29  Opening Loan balance                                    53,157,223.06    53,157,223.06
30  Pre-Funding Account Balance                             31,641,122.34    31,641,122.34
31  Additional principal reduction, LTD                      2,798,345.40     2,798,345.40
32  Realized losses, LTD                                             0.00             0.00
33  Carryforward amount                                              0.00             0.00
                                                            -------------    -------------
34  Total Class Principal Balance                           82,000,000.00    82,000,000.00
35       Pool factor per loan balance                          64.8258818%      64.8258818%
36       Factor per class balance                             100.0000000%     100.0000000%
37  Class R Remittance                                         141,238.23                            141,238.23
38  Additional Principal due Class A                          (141,238.23)                          (141,238.23)
39  Deposits/Withdrawals for Cross Collaterlization                  0.00                                  0.00
40  Interest remittance                                        475,176.88       475,176.88
    Principal additions:
41            Number of loans                                         166
42            Transfers from Pre-Funding Account            20,481,138.71    20,481,138.71
    Principal reductions:
43            Prepayments -- number                                     4                4
44            Prepayments -- dollar                            283,609.09       283,609.09
45            Net Liquidation Proceeds                               0.00             0.00
46            Curtailments                                           0.00             0.00
47            Normal and excess payments                        23,648.40        23,648.40
48            Pre-Funding Account Transfer                           0.00             0.00
                                                            -------------    -------------           ----------
49  Total principal Remittance                                 307,257.49       307,257.49
50  Additional principal reduction                             141,238.23       141,238.23
                                                            -------------    -------------           ----------
51  Total remittance                                           923,672.60       923,672.60                 0.00
                                                            =============    =============           ==========
52  Carryforward Amount                                              0.00
53  Current Month Realized Loss -- number                               0
54  Current Month Realized Loss -- dollar                            0.00
55                        Number of Loans                             603
    Class principal balance -- end of month
56  Loan balance                                            73,331,104.28    73,331,104.28
57  Pre-Funding Account Balance                             11,159,983.63    11,159,983.63
58  Additional principal reduction, LTD                      2,939,583.63     2,939,583.63
59  Realized losses, LTD                                             0.00             0.00
60  Carryforward amount                                              0.00             0.00
                                                            -------------    -------------
61  Total Class A principal                                 81,551,504.28    81,551,504.28
62  Class factor per loan balance                              89.4281760%      89.4281760%
63  Class factor per class balance                             99.4530540%      99.4530540%
- --------------------------------------------------------------------------------



                                                                 REVISED 7/23/96
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

    In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
  Lee Servicing Company reports the following information pertaining to series
            1996-2 Sub Pool 2 for July 25, 1996, the Remittance date.

                           Period Ended: July 1, 1996

- --------------------------------------------------------------------------------

                                                                Total          Class A1
                                                            -------------    -------------
64  Weighted Note Rate:                                       9.48324%
65  Pass-Through Rate:                                        5.79484%         5.79484%
66  Related Remittance Period                                 19-Jun-96          thru            24-Jul-96
67  Days in Related Period:                                      36
68  Weighted Average Remaining Term                            357.69
69  Original Pool -- Principal Balance                      53,157,223.06    53,157,223.06
70  Original Pool -- Pre-Funding Account                    31,641,122.34    31,641,122.34
71  Original Pool -- Additional Principal Reduction          2,798,345.40     2,798,345.40
                                                            -------------    -------------
72  Original Pool Total                                     82,000,000.00    82,000,000.00
73  Original Pool -- Number of Loans                            441

   CLASS A OVER-COLLATERALIZATION RECONCILIATION

                                                             Beginning of
                                                                Month        Current Month      End of Month
                                                            -------------    -------------      ------------

74  Additional Principal Reduction, LTD                      2,798,345.40       141,238.23      2,939,583.63
75  Less:  Realized Losses, LTD                                      0.00             0.00              0.00
76  Deposits/Withdrawals from Cross Collaterlization                 0.00             0.00              0.00
                                                            -------------    -------------      ------------
77  Over-collateralization of Principal                      2,798,345.40       141,238.23      2,939,583.63
                                                            =============    =============      ============
78  Base Overcollateralization Requirement                                                      4,027,921.00

    CURRENT MONTH SUBORDINATED AMOUNT                        Beginning of
                                                                Month         Current Month     End of Month
                                                            -------------    -------------      ------------
79  Original Subordinated Amount                             9,327,818.00        N/A            9,327,818.00
80  Less:  Cumulative Realized Losses                                0.00             0.00              0.00
81  Plus:  Cumulative Additional Proceeds                            0.00             0.00              0.00
                                                            -------------    -------------      ------------
82  Current Subordinated Amount                              9,327,818.00                       9,327,818.00
                                                            =============                       ============
    NONRECOVERABLE ADVANCE RECONCILIATION

83  Beginning of Month                                               0.00
84  Current Month Unpaid Nonrecoverable Advance                      0.00
85  Less: Current Month Reimbursment                                 0.00
                                                            -------------
86  End of Month                                                     0.00
                                                            =============
- --------------------------------------------------------------------------------


                                                                 REVISED 7/23/96

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-2 SUB POOL 2

    In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
  Lee Servicing Company reports the following information pertaining to series
            1996-2 Sub Pool 2 for July 25, 1996, the Remittance date.


                           Period Ended: July 1, 1996

- --------------------------------------------------------------------------------
                                                                      Class
                                                                        A1
                                                                  --------------
87  Total Class Principal -- Original Pool        $82,000,000.00  $82,000,000.00
88  Interest Remittance Amount                       475,176.88       475,176.88
89  Interest Rate Factor/1000                          5.794840         5.794840
90  Total Principal Collections                      307,257.49       307,257.49
91  Prefunding Account Transfer                            0.00             0.00
92  Additional Principal Reduction                   141,238.23       141,238.23
                                                  -------------   --------------
93  Principal Remittance Amount                      448,495.72       448,495.72
94  Principal Payment Factor/1000                      5.469460         5.469460
95  Principal Factor                                 994.530540       994.530540
- --------------------------------------------------------------------------------

                                                                 REVISED 7/23/96

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of June 1, 1996
             Lee Servicing Company reports the following information
                     pertaining to Series 1996-2 Sub-Pool 1
                    for July 25, 1996, the Remittance date.

                         Due period ended: July 1, 1996

- -----------------------------------------------------------------------------

 1 Total Actual Principal Collections                              629,988.57
 2 Total Actual Interest Collections                               245,319.29
 3 Additional Proceeds                                                   0.00
                                                                 ------------
 4      Total Collections:                                         875,307.86

 5 Pre-Funding Account Transfer                                          0.00
 6 Interest Coverage Account Transfer                              452,431.07
                                                                 ------------
 7      Aggregate Amount Received:                               1,327,738.93

   Monthly Advances
 8 Delinquent Interest                                             620,053.42
 9 Compensating Interest                                             3,037.17
10 Amounts Held for Future Distributions                                 0.00
                                                                 ------------
11      Available Remittance Amount:                             1,950,829.52

12 Service Fees                                                     40,675.27
13 Expense Account Deposit:                                          3,559.25
                                                                 ------------
14      Adjusted Remittance Amount:                              1,906,595.00

   Remaining Amount Available:

15           Adjusted Remittance Amount                          1,906,595.00
16           Insured Payments                                            0.00
17           Insurance Account Deposit @ 13 bp
               the Ending Principal balance                         15,423.42
18           Class Remittance Amounts                            1,891,171.58
19           Non-Recoverable Advances not
               previously reimbursed                                     0.00
                                                                 ============
20 Total Remaining Amount Available:                                     0.00
                                                                 ============

   Amount of Reimbursements Pursuant to Sec. 5.04
21      Servicing Fee                                                    0.00
22      Monthly Advances and Servicer Advances                           0.00
23      Other Mortgage Payments                                          0.00
24      Interest Earned on P&I Deposits                                  0.00
25      Additional Servicing Compensation                                0.00
- -----------------------------------------------------------------------------

                                                                                                    REVISED 7/23/96

                                              ALLIANCE FUNDING COMPANY
                             by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                                 1996-2 Sub-Pool 1

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                              Lee Servicing Company reports the following information
                   pertaining to Series 1996-2 Sub-Pool 1 for July 25, 1996, the Remittance date.
                                           Due period ended: July 1, 1996

- -------------------------------------------------------------------------------------------------------------------
                                                        Total          Class A-1       Class A-2        Class A-3
                                                   --------------    -------------   -------------    -------------
26 Number of Loans                                           1464
27 Original Loan balance                            91,623,068.53    41,006,128.57    6,407,207.59    15,377,298.22
28 Pre-Funding Account Balance                      53,510,393.36    23,948,707.52    3,741,985.55     8,980,765.32
29 Additional Principal Reduction                    2,133,461.89       954,836.09      149,193.14       358,063.53
30 Realized losses, LTD                                      0.00             0.00            0.00             0.00
31 Carryforward amount                                       0.00             0.00            0.00             0.00
                                                   --------------    -------------   -------------    -------------
32 Total Class Principal                           143,000,000.00    64,000,000.00   10,000,000.00    24,000,000.00
33      Pool factor per Loan Balance                  64.0720759%      28.6756144%      4.4805647%      10.7533554%
34      Factor per Class Balance                     100.0000000%      44.7552448%      6.9930070%      16.7832168%
35 Excess Spread                                       390,543.25
36 Additional Principal due Class A                   (390,543.25)
37 Interest remittance @ Class Yield                   870,639.76       356,789.76       61,250.00       151,800.00
   Principal additions:
38           Number of loans                                  519
39           Transfers from Pre-Funding Account     36,143,509.65    16,176,116.21    2,527,518.16     6,066,043.58
   Principal reductions:
40           Prepayments -- number                              7                7
41           Prepayments -- dollar                     537,045.27       537,045.27            0.00             0.00
42           Net Liquidation Proceeds                        0.00             0.00            0.00             0.00
43           Curtailments                                    0.00             0.00            0.00             0.00
44           Normal and excess payments                 92,943.30        92,943.30            0.00             0.00
45           Pre-Funding Account Transfer                    0.00             0.00            0.00             0.00
                                                   --------------    -------------   -------------    -------------
46 Total principal Remittance                          629,988.57       629,988.57            0.00             0.00
47 Additional principal reduction                      390,543.25       390,543.25            0.00             0.00
                                                   ==============    =============   =============    =============
48 Total remittance                                  1,891,171.58     1,377,321.58       61,250.00       151,800.00
                                                   ==============    =============   =============    =============
49 Current Month Realized Loss -- number                        0                0
50 Current Month Realized Loss -- dollar                     0.00             0.00
51 Number of Loans                                           1976
   Class principal balance -- end of month
52 Loan balance                                    127,136,589.61    56,552,256.21    8,934,725.75    21,443,341.79
53 Pre-Funding Account Balance                      17,366,883.71     7,772,591.31    1,214,467.39     2,914,721.74
54 Additional principal reduction, LTD               2,524,005.14     1,345,379.34      149,193.14       358,063.53
55 Realized losses, LTD                                      0.00             0.00            0.00             0.00
                                                   --------------    -------------   -------------    -------------
56 Total Class A principal                         141,979,468.18    62,979,468.18   10,000,000.00    24,000,000.00
                                                   --------------    -------------   -------------    -------------
57 Class factor per loan balance                      88.9067061%      39.5470323%      6.2480600%      14.9953439%
58 Class factor per class balance                     99.2863414%      44.0415861%      6.9930070%      16.7832168%
- -------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------------------------
                                                     Class A4        Class A-5       Class A-6        Class R
                                                   ------------    -------------   -------------   -------------
26 Number of Loans
27 Original Loan balance                           5,766,486.83    16,018,018.97    7,047,928.35
28 Pre-Funding Account Balance                     3,367,786.99     9,354,963.87    4,116,184.11
29 Additional Principal Reduction                    134,273.83       372,982.85      164,112.45
30 Realized losses, LTD                                    0.00             0.00            0.00
31 Carryforward amount                                     0.00             0.00            0.00
                                                   ------------    -------------   -------------
32 Total Class Principal                           9,000,000.00    25,000,000.00   11,000,000.00
33      Pool factor per Loan Balance                 4.0325083%      11.2014119%      4.9286212%
34      Factor per Class Balance                     6.2937063%      17.4825175%      7.6923077%
35 Excess Spread                                                                                     390,543.25
36 Additional Principal due Class A                                                                 (390,543.25)
37 Interest remittance @ Class Yield                  58,050.00       166,666.67       76,083.33
   Principal additions:
38           Number of loans
39           Transfers from Pre-Funding Account    2,274,766.34     6,318,795.39    2,780,269.97
   Principal reductions:
40           Prepayments -- number
41           Prepayments -- dollar                         0.00             0.00            0.00
42           Net Liquidation Proceeds                      0.00             0.00            0.00
43           Curtailments                                  0.00             0.00            0.00
44           Normal and excess payments                    0.00             0.00            0.00
45           Pre-Funding Account Transfer                  0.00             0.00            0.00
                                                   ------------    -------------   -------------   -------------
46 Total principal Remittance                              0.00             0.00            0.00
47 Additional principal reduction                          0.00             0.00            0.00
                                                   ============    =============   =============   =============
48 Total remittance                                   58,050.00       166,666.67       76,083.33           0.00
                                                   ============    =============   =============   =============
49 Current Month Realized Loss -- number
50 Current Month Realized Loss -- dollar
51 Number of Loans
   Class principal balance -- end of month
52 Loan balance                                    8,041,253.17    22,336,814.37    9,828,198.32
53 Pre-Funding Account Balance                     1,093,020.65     3,036,168.48    1,335,914.13
54 Additional principal reduction, LTD               134,273.83       372,982.85      164,112.45
55 Realized losses, LTD                                    0.00             0.00            0.00
                                                   ------------    -------------   -------------
56 Total Class A principal                         9,000,000.00    25,000,000.00   11,000,000.00
                                                   ------------    -------------   -------------
57 Class factor per loan balance                     5.6232540%      15.6201499%      6.8728660%
58 Class factor per class balance                    6.2937063%      17.4825175%      7.6923077%
- ----------------------------------------------------------------------------------------------------------------

                                                                                                        REVISED 7/23/96

                                                 ALLIANCE FUNDING COMPANY
                                by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                   Designated Servicer
                                                  SERVICER'S CERTIFICATE

                                                    1996-2 Sub-Pool 1

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                                 Lee Servicing Company reports the following information
                      pertaining to Series 1996-2 Sub-Pool 1 for July 25, 1996, the Remittance date.
                                              Due period ended: July 1, 1996

- ------------------------------------------------------------------------------------------------------------------------
                                                            Total           Class A-1       Class A-2        Class A-3
                                                        --------------    -------------   -------------    -------------
59 Weighted Note Rate -- THIS remittance                  11.15021%
60 Weighted Note Rate -- NEXT remittance                     N/A
61 Related Remittance Period for Libor Rate               19-Jun-96           thru          24-Jul-96
62 Days in Related Period                                    36
63 Pass-Through Rate -- THIS remittance                                     5.57484%         7.350%           7.590%
64 Weighted Average Remaining Term                         219.50
65 Original Pool -- Principal Balance                    91,623,068.53    41,006,128.57    6,407,207.59    15,377,298.22
66 Original Pool -- Pre-Funding Account                  53,510,393.36    23,948,707.52    3,741,985.55     8,980,765.32
67 Original Pool -- Additional Principal Reduction        2,133,461.89       954,836.09      149,193.14       358,063.53
                                                        --------------    -------------   -------------    -------------
68 Original Pool Total                                  143,000,000.00    64,000,000.00   10,000,000.00    24,000,000.00
70 Original Pool -- Number of Loans                          864
- ------------------------------------------------------------------------------------------------------------------------
                                                          Class A4        Class A-5       Class A-6
                                                        ------------    -------------   -------------
59 Weighted Note Rate - THIS remittance
60 Weighted Note Rate - NEXT remittance
61 Related Remittance Period for Libor Rate
62 Days in Related Period
63 Pass-Through Rate - THIS remittance                    7.740%           8.000%          8.300%
64 Weighted Average Remaining Term
65 Original Pool -- Principal Balance                   5,766,486.83    16,018,018.97    7,047,928.35
66 Original Pool -- Pre-Funding Account                 3,367,786.99     9,354,963.87    4,116,184.11
67 Original Pool -- Additional Principal Reduction        134,273.83       372,982.85      164,112.45
                                                        ------------    -------------   -------------
68 Original Pool Total                                  9,000,000.00    25,000,000.00   11,000,000.00
70 Original Pool -- Number of Loans


- ---------------------------------------------------------------------------------------------------------------


   Class A Over-Collateralization Reconciliation        Beg.of Month         Current Month         End of Month
   ---------------------------------------------        -------------        -------------        -------------
71 Additional Principal Reduction, LTD                   2,133,461.89          390,543.25          2,524,005.14
72 Less: Realized Losses, LTD                                    0.00                0.00                  0.00
                                                        -------------          ----------         -------------
73 Over-collateralization of Principal                   2,133,461.89          390,543.25          2,524,005.14
                                                        =============          ==========         =============
74 Base Over-Collateralization Required                                                            7,430,833.00
75 Required Over-Collateralization Amount                                                          7,430,833.00


   Current Month Subordinated Amount                     Beg.of Month        Current Month         End of Month
   ---------------------------------                    -------------        -------------        -------------
76 Original Subordinated Amount                         14,745,560.00          N/A                14,745,560.00
77 Less: Cummulative Realized Losses                             0.00                0.00                  0.00
78 Plus: Cummulative Additional Proceeds                         0.00                0.00                  0.00
                                                        -------------          ----------         -------------
79 Current Subordinated Amount                          14,745,560.00                             14,745,560.00
                                                        =============          ==========         =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
80 Beginning of Month                                                                0.00
81 Current Month Unpaid Nonrecoverable Advance                                       0.00
82 Less: Current Month Reimbursement                                                 0.00
                                                                               ----------
83 End of Month                                                                      0.00
- ---------------------------------------------------------------------------------------------------------------

                                                                                                               REVISED 7/23/96
                                                    ALLIANCE FUNDING COMPANY
                                   by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                       Designated Servicer
                                                     SERVICER'S CERTIFICATE

                                                        1996-2 Sub-Pool 1

                 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
                                     Lee Servicing Company reports the following information
                         pertaining to Series 1996-2 Sub-Pool 1 for July 25, 1996, the Remittance date.
                                                 Due period ended: July 1, 1996

- --------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A1             Class A2             Class A3
                                                  ---------------       --------------       --------------       --------------
84 Total Class Principal -- Original Pool         $143,000,000.00       $64,000,000.00       $10,000,000.00       $24,000,000.00
85 Interest Remittance Amount                          870,639.76           356,789.76            61,250.00           151,800.00
86 Interest Rate Factor/1000                         6.088390             5.574840             6.125000             6.325000
87 Total Principal Collections                         629,988.57           629,988.57                 0.00                 0.00
88 Prefunding Account Transfer                               0.00                 0.00                 0.00                 0.00
89 Additional Principal Reduction                      390,543.25           390,543.25                 0.00                 0.00
                                                  ---------------       --------------       --------------       --------------
90 Principal Remittance Amount                       1,020,531.82         1,020,531.82                 0.00                 0.00
91 Principal Payment Factor/1000                         7.136586            15.945810             0.000000             0.000000
92 Principal Factor                                    992.863414           984.054190         1,000.000000         1,000.000000
- --------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------
                                                     Class A4            Class A5             Class A6
                                                  -------------       --------------       --------------
84 Total Class Principal -- Original Pool         $9,000,000.00       $25,000,000.00       $11,000,000.00
85 Interest Remittance Amount                         58,050.00           166,666.67            76,083.33
86 Interest Rate Factor/1000                           6.450000             6.666667             6.916666
87 Total Principal Collections                             0.00                 0.00                 0.00
88 Prefunding Account Transfer                             0.00                 0.00                 0.00
89 Additional Principal Reduction                          0.00                 0.00                 0.00
                                                  -------------       --------------       --------------
90 Principal Remittance Amount                             0.00                 0.00                 0.00
91 Principal Payment Factor/1000                       0.000000             0.000000             0.000000
92 Principal Factor                                1,000.000000         1,000.000000         1,000.000000

- ---------------------------------------------------------------------------------------------------------